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                                                                   EXHIBIT 10.26


                           AGREEMENT AND WAIVER TO THE
                      AMENDED AND RESTATED CREDIT AGREEMENT


         AGREEMENT AND WAIVER, dated as of November 9, 2001 (the "Waiver"), to the Amended and Restated Credit Agreement, dated as of February 12, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among INTERNATIONAL WIRE GROUP, INC., a Delaware corporation (the "Borrower"), INTERNATIONAL WIRE HOLDING COMPANY, a Delaware corporation ("Holdings"), CAMDEN WIRE CO., INC., a New York corporation ("Camden"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent"), and BANKERS TRUST COMPANY, as documentation agent for the Lenders thereunder (in such capacity, the "Documentation Agent"). Terms defined in the Credit Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit Agreement.

                                   WITNESSETH:

         WHEREAS, the Borrower, Holdings, the Lenders, the Administrative Agent and the Documentation Agent are parties to the Credit Agreement;

         WHEREAS, the Borrower has requested that the Lenders waive the Borrower's non-compliance with certain provisions of the Credit Agreement; and

         WHEREAS, the Required Lenders have consented to the requested waivers on and subject to the terms and conditions as set forth herein;

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. Temporary Waivers of Events of Default. The Lenders hereby waive until December 30, 2001 the Borrower's non-compliance with the provisions of subsections 8.1(a), 8.1(b) and 8.1(c) of the Credit Agreement as at and for the period ending September 30, 2001. The parties hereto hereby agree that on December 31, 2001 such Events of Default shall be reinstated unless the Lenders agree after the date hereof to extend a further waiver of these Events of Default.

         2. Early Termination of Waivers. The waivers provided for in paragraph 1 above shall terminate, and no longer have any force or effect, on November 15, 2001, unless on or prior to such date the Borrower delivers to the Administrative Agent and each Lender the financial statements as at and for the period ending September 30, 2001 required by subsection 7.1(b) of the Credit Agreement and a related certificate of a Responsible Officer of the Borrower pursuant



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to subsection 7.2(b) of the Credit Agreement which demonstrate, in detail, that
Consolidated EBITDA for the four fiscal quarter period then ended was not less than $67,500,000.

         3. Certain Covenants. The Borrower covenants and agrees that after the date hereof it will not be entitled to have outstanding at any time more than $40,000,000 of extensions of credit under the Revolving Credit Commitments (including Revolving Credit Loans, Swing Line Loans and Letters of Credit). The Borrower agrees to pay to the Administrative Agent, for the account of each Revolving Credit Lender, a commitment fee in accordance with subsection 2.4(a) of the Credit Agreement without regard to the limitation on extensions of credit under the Revolving Credit Commitments as set forth in the preceding sentence.

         4. Conditions to Effectiveness of this Waiver. This Waiver shall become effective on and as of the date of the satisfaction of the following conditions precedent:

         (a) Waiver. The Administrative Agent shall have received this Waiver, executed and delivered by a duly authorized officer of each of the Borrower, Holdings and Camden and by the Revolving Credit Lenders.

         (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the transactions contemplated herein.

         (c) Representations and Warranties. After giving effect to this Waiver, each of the representations and warranties made by the Credit Parties and their Subsidiaries in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty which is expressly made as of an earlier date, which representation and warranty shall have been true and correct in all material respects as of such earlier date.

         (d) Amendment Fee. The Borrower shall have paid to the Administrative Agent, on behalf of each Lender which shall have executed this Waiver prior to 5:00 p.m. (New York City time) on Wednesday, November 9, 2001, an amendment fee in an amount equal to 0.05% of the sum of each such Lender's Revolving Credit Commitments and Term Loans then outstanding.

         5. Miscellaneous.

         (a) Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force in effect.

         (b) Counterparts. This Waiver may be executed by one or more of the parties to this Waiver on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Waiver signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         (c) Severability. Any provision of this Waiver which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or



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unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (d) Integration. This Waiver and the other Loan Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. This Waiver shall constitute a Loan Document.

         (e) GOVERNING LAW. THIS WAIVER AND ANY NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER AND ANY NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


               [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]




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         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                  INTERNATIONAL WIRE GROUP, INC.,
                                    as Borrower


                                  By:  /s/ DAVID M. SINDELAR
                                       -----------------------------------------
                                       Name:  David M. Sindelar
                                       Title:

                                  INTERNATIONAL WIRE HOLDING
                                  COMPANY, as Guarantor


                                  By:  /s/ DAVID M. SINDELAR
                                       -----------------------------------------
                                       Name:  David M. Sindelar
                                       Title:

                                  CAMDEN WIRE CO., INC.


                                  By:  /s/ DAVID M. SINDELAR
                                       -----------------------------------------
                                       Name:  David M. Sindelar
                                       Title:

                                  THE CHASE MANHATTAN BANK,as
                                    Administrative Agent and as a Lender,
                                    as Swing Line Lender and as Issuing Lender


                                  By:  /s/ PETER S. PREDUN
                                       -----------------------------------------
                                       Name:  Peter S. Predum
                                       Title: Vice President

                                  BANKERS TRUST COMPANY, as
                                    Documentation Agent and as a Lender


                                  By:  /s/ GREGORY SHEFRIN
                                       -----------------------------------------
                                       Name:  Gregory Shefrin
                                       Title: Director



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                                  BANK OF NEW YORK

                                  By:  /s/ MARK O. WRIGLEY
                                       -----------------------------------------
                                       Name:  Mark O. Wrigley
                                       Title: Assistant Vice President

                                  BANK OF SCOTLAND


                                  By:  /s/ JOSEPH FRATUS
                                       -----------------------------------------
                                       Name:  Joseph Fratus
                                       Title: Vice President

                                  BANK OF TOKYO-MITSUBISHI TRUST CO.


                                  By:  /s/ ANNA M. BEZDENEZHNKH GUILLER
                                       -----------------------------------------
                                       Name:  Anna M. Bezdenezhnkh Guiller
                                       Title: Assistant Vice President

                                  GENERAL ELECTRIC CAPITAL CORPORATION


                                  By:  /s/ GREGORY HONG
                                       -----------------------------------------
                                       Name:  Gregory Hong
                                       Title:



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                                  IMPERIAL BANK


                                  By:  /s/ NERAN SHAYA
                                       -----------------------------------------
                                       Name:  Neran Shaya
                                       Title: Vice President


                                  MITSUBISHI TRUST & BANKING CORP.


                                  By:  /s/ MAKOTO VENO
                                       -----------------------------------------
                                       Name:  Makoto Veno
                                       Title: Joint General Manager

                                  NATEXIS BANQUE POPULAIRES


                                  By:  /s/ FRANK H. MADDEN, JR.
                                       -----------------------------------------
                                       Name:  Frank H. Madden, Jr.
                                       Title: Vice President & Group Manager

                                  PARIBAS CAPITAL FUNDING LLC


                                  By:  /s/ HARRIS FROMMER
                                       -----------------------------------------
                                       Name:  Harris Frommer
                                       Title: Assistant Vice President